Exhibit 99.4


                               ABS New Transaction

                             Computational Materials
                             -----------------------


                                 $4,222,600,000
                                  (Approximate)

                                   CWABS, Inc.
                                    Depositor

                           ASSET-BACKED CERTIFICATES,
                                  SERIES 2004-5




                         [LOGO OMITTED] COUNTRYWIDE(SM)
                         ------------------------------
                                   HOME LOANS
                           Seller and Master Servicer

                           Computational Materials for
              Countrywide Asset-Backed Certificates, Series 2004-5




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
[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational
Materials are furnished to you solely by Countrywide Securities Corporation
("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither
Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational
Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.
Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                    2
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
[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Preliminary Term Sheet                                                                                  Date Prepared: May 19, 2004

                                           $4,222,600,000 (Approximate)
                                  CWABS Asset-Backed Certificates, Series 2004-5

------------------------------------------------------------------------------------------------------------------------------------
                Principal      WAL (Years)      Payment Window      Expected Ratings      Last Scheduled          Certificate
Class (1)(2)    Balance (3)    Call/Mat (4)   (Mos) Call/Mat(4)   (S&P/Moody's/Fitch)(5)  Distribution Date            Type
-----           -------        --------       --------------      -------------------     -----------------            ----

---------------------------------------------------------------------------------------------------------------------------------
1-A            1,320,312,000          Not Offered Herein               AAA/Aaa/AAA                          Floating Rate Senior
---------------------------------------------------------------------------------------------------------------------------------
2-A              964,656,000          Not Offered Herein               AAA/Aaa/AAA                          Floating Rate Senior
---------------------------------------------------------------------------------------------------------------------------------
3-A              550,536,000          Not Offered Herein               AAA/Aaa/AAA                          Floating Rate Senior
---------------------------------------------------------------------------------------------------------------------------------
4-A-1            291,420,000   1.00 / 1.00     1 - 21 / 1 - 21         AAA/Aaa/AAA         Aug 2023         Floating Rate Senior
4-A-2            200,000,000   2.99 / 2.99    21 - 71 / 21 - 71        AAA/Aaa/AAA         Apr 2033         Floating Rate Senior
4-A-3            123,506,000   3.56 / 3.96    21 - 76 / 21 - 183       AAA/Aaa/AAA         Oct 2034         Floating Rate Senior
4-A-4             41,170,000   6.30 / 8.68    71 - 76 / 71 - 183       AAA/Aaa/AAA         Oct 2034         Floating Rate Senior
A                139,750,000   2.42 / 2.63     1 - 76 / 1 - 183        AAA/Aa1/AAA         Oct 2034     Floating Rate Senior Support
M-1              129,000,000   4.53 / 5.00    42 - 76 / 42 - 140       AA+/Aa2/AA+         Aug 2034        Floating Rate Mezzanine
M-2               86,000,000   4.46 / 4.91    41 - 76 / 41 - 132        AA+/Aa3/AA         Jul 2034        Floating Rate Mezzanine
M-3               64,500,000   4.43 / 4.85    40 - 76 / 40 - 126        AA/A1/AA-          Jul 2034        Floating Rate Mezzanine
M-4               75,250,000   4.40 / 4.80    39 - 76 / 39 - 120         AA/A2/A+          Jun 2034        Floating Rate Mezzanine
M-5               64,500,000   4.38 / 4.73    39 - 76 / 39 - 113         AA-/A3/A          May 2034        Floating Rate Mezzanine
M-6               53,750,000   4.35 / 4.64    38 - 76 / 38 - 105        A/Baa1/A-          Apr 2034        Floating Rate Mezzanine
M-7               64,500,000   4.35 / 4.53    38 - 76 / 38 - 96       BBB+/Baa2/BBB+       Feb 2034        Floating Rate Mezzanine
B                 53,750,000   4.27 / 4.29    37 - 76 / 37 - 83       BBB/Baa3/BBB-        Oct 2033        Floating Rate Mezzanine
---------------------------------------------------------------------------------------------------------------------------------
  Total:      $4,222,600,000
---------------------------------------------------------------------------------------------------------------------------------

(1)  The Class 1-A Certificates (which are not offered herein) are backed primarily by the cashflows from the Group 1 Mortgage
     Loans, the Class 2-A Certificates (which are not offered herein) are backed primarily by the cashflows from the Group 2
     Mortgage Loans, the Class 3-A Certificates (which are not offered herein) are backed primarily by the cashflows from the Group
     3 Mortgage Loans, the Class 4-A-1, Class 4-A-2, Class 4-A-3 and Class 4-A-4 Certificates (the "Class 4-A Certificates") are
     backed primarily by the cashflows from the Group 4 Mortgage Loans and the Class A Certificates are backed by the cashflows from all of the Mortgage Loans. Together, the Class 1-A Certificates, Class 2-A Certificates, Class 3-A Certificates, Class 4-A
     Certificates and Class A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior
     Certificate(s) related to the other loan groups. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
     M-7 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the
     Mortgage Loans.
(2)  The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x, respectively, after the
     Clean-up Call date.
(3)  The principal balance of each Class of Certificates is subject to a 10% variance.
(4)  See "Pricing Prepayment Speed" below.
(5)  Rating Agency Contacts: Standard and Poor's, Monica Perelmuter, 212-438-6309; Moody's, Rachael Peng, 212-553-3831, Fitch, Kei
     Ishidoya, 212-908-0238.




Trust:                         Asset-Backed Certificates, Series 2004-5.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager) and Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated and Morgan Stanley & Co. Incorporated (Co-Managers).

Trustee:                       The Bank of New York, a New York banking corporation.



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                                  3
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
[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




Offered Certificates:          The Senior Certificates (including the Class 1-A, Class 2-A and Class 3-A Certificates, which are not being offered herein) and the Subordinate Certificates are together referred to herein as the
                               "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R Certificates.

                               The Offered Certificates and Non-Offered Certificates are together referred to herein as the
                               "Certificates."

Federal Tax Status:            It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System.

Statistical Pool
Calculation Date:              May 1, 2004.

Cut-off Date:                  As to any Mortgage Loan, the later of May 1, 2004 and the origination date of such Mortgage Loan.

Expected Pricing Date:         May [21], 2004.

Expected Closing Date:         May 27, 2004.

Expected Settlement Date:      May 27, 2004.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in June 2004.

Accrued Interest:              The price to be paid by investors for the Senior  Certificates  and the  Subordinate
                               Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the Senior Certificates and the Subordinate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                               Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:             The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or
                               Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             None of the Offered Certificates will constitute "mortgage related securities" for the purposes of
                               SMMEA.

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                               Date.



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                                  4
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
[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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

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

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               -----------------------------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans
                               -----------------------------------------------------------------------------------------------------
                               100% PPC assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                               -----------------------------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans
                               -----------------------------------------------------------------------------------------------------
                               100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 29, increasing to and remaining constant at 70% CPR from month 30 until month 33 and decreasing and remaining constant at
                               36% CPR from month 34 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               -----------------------------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation Date (the
                               "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool"). The
                               characteristics of the Mortgage Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Statistical Pool
                               Mortgage Loans was approximately $4,384,996,537 of which: (i) approximately $1,159,511,636 were conforming balance adjustable rate mortgage loans and approximately $498,910,701 were conforming balance fixed rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage Loans"),
                               (ii) approximately $908,513,391 were conforming balance adjustable rate mortgage loans and approximately $303,247,320 were conforming balance fixed rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage Loans"), (iii) approximately $575,727,903 were adjustable rate mortgage loans and approximately $116,271,809 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 3 Mortgage Loans"), and (iv) approximately $591,006,893 were adjustable rate mortgage loans and approximately $231,806,884 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 4 Mortgage Loans" and, together with the Group 1, Group 2 and Group 3 Mortgage
                               Loans, the "Mortgage Loans").

Pass-Through Rate:             The "Pass-Through Rate" for each class of Senior Certificates and Subordinate Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the
                               Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the
                               "Expense Fee Rate").



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                                  5
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
[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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

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


Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following:

                               Class
                               -----------------------------------------------------------------------------------------------------
                               1-A              The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans,
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               -----------------------------------------------------------------------------------------------------
                               2-A              The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               -----------------------------------------------------------------------------------------------------

                               3-A              The weighted average Adjusted Net Mortgage Rate of the Group 3 Mortgage Loans
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               -----------------------------------------------------------------------------------------------------
                               4-A              The weighted average Adjusted Net Mortgage Rate of the Group 4 Mortgage Loans
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               -----------------------------------------------------------------------------------------------------
                               A                The weighted average of the Net Rate Caps of the Class 1-A, Class 2-A, Class 3-A and
                                                Class 4-A Certificates, in each case, weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the aggregate principal balance of the Class 1-A, Class 2-A, Class 3-A and Class 4-A Certificates, as applicable
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               -----------------------------------------------------------------------------------------------------
                               Subordinate      The weighted average of the Net Rate Caps of the Class 1-A, Class 2-A, Class 3-A and
                               Certificates     Class 4-A Certificates, in each case, weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the aggregate principal balance of the Class 1-A, Class 2-A, Class 3-A and Class 4-A Certificates, as applicable
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               -----------------------------------------------------------------------------------------------------

Net Rate Carryover:            For any Class of Senior Certificates and Subordinate Certificates and any Distribution Date, the "Net
                               Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over
                               (ii) the amount of interest accrued based on the Net Rate Cap, and (b) the aggregate of any unpaid
                               Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess
                               Cashflow remaining from all loan groups, as described under the heading "Certificates Priority of
                               Distributions" below.

Corridor Contracts:            The Trust will include five Corridor Contracts for the benefit of the (i) Class 1-A Certificates,
                               (ii) Class 2-A Certificates, (iii) Class 3-A Certificates, (iv) Class 4-A Certificates and (v) Class
                               A Certificates and Subordinate Certificates (the "Class 1-A Corridor Contract," "Class 2-A Corridor
                               Contract," "Class 3-A Corridor Contract," "Class 4-A Corridor Contract," and "Class A and Subordinate
                               Corridor Contract," respectively, and, collectively, the "Corridor Contracts"). After the Closing
                               Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the
                               Class 1-A Certificates any related Net Rate Carryover, (b) the Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A Certificates any related Net Rate Carryover, (c) the
                               Class 3-A Corridor Contract will be available to pay the holders of the Class 3-A Certificates any related Net Rate Carryover, (d) the Class 4-A Corridor Contract will be available to pay the holders of each class of Class 4-A Certificates any related Net Rate Carryover, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, and (e) the Class A and Subordinate Corridor Contract will be available to pay the holders of the
                               Class A Certificates and Subordinate Certificates any related Net Rate Carryover, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate
                               Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the Class C Certificate(s) and will not be available for payments of any Net Rate
                               Carryover on any class of Certificates on future Distribution Dates.





------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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
[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



Credit Enhancement:            The Trust will include the following credit  enhancement  mechanisms,  each of which is intended  to provide  credit  support for some or all of the Senior  Certificates and the Subordinate Certificates, as the case may be:

                                     1)   Subordination
                                     2)   Overcollateralization
                                     3)   Excess Cashflow

                               -----------------------------------------------------------------------------------------------------
                                       Class            S&P/Moody's/Fitch      Initial Subordination (1)     Target Subordination
                                                                                                                 at Stepdown (1)
                               -----------------------------------------------------------------------------------------------------
                               1-A, 2-A, 3-A, 4-A          AAA/Aaa/AAA                  18.80%                      37.60%
                               -----------------------------------------------------------------------------------------------------
                               A                           AAA/Aa1/AAA                  15.55%                      31.10%
                               -----------------------------------------------------------------------------------------------------
                               M-1                         AA+/Aa2/AA+                  12.55%                      25.10%
                               -----------------------------------------------------------------------------------------------------
                               M-2                          AA+/Aa3/AA                  10.55%                      21.10%
                               -----------------------------------------------------------------------------------------------------
                               M-3                          AA/A1/AA-                    9.05%                      18.10%
                               -----------------------------------------------------------------------------------------------------
                               M-4                           AA/A2/A+                    7.30%                      14.60%
                               -----------------------------------------------------------------------------------------------------
                               M-5                           AA-/A3/A                    5.80%                      11.60%
                               -----------------------------------------------------------------------------------------------------
                               M-6                          A/Baa1/A-                    4.55%                       9.10%
                               -----------------------------------------------------------------------------------------------------
                               M-7                        BBB+/Baa2/BBB+                 3.05%                       6.10%
                               -----------------------------------------------------------------------------------------------------
                               B                          BBB/Baa3/BBB-                  1.80%                       3.60%
                               -----------------------------------------------------------------------------------------------------

                               (1) Initial Overcollateralization at closing is 1.80%. Does not include any credit for Excess
                                   Interest.

Subordination:                 The Subordinate Certificates will be subordinate to, and provide credit support for, the Senior
                               Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7
                               and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any. The Class A Certificates will provide additional subordination to the other Senior
                               Certificates, to the extent described under "Allocation of Losses" below.

Overcollateralization:         On the Closing Date, the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial Overcollateralization
                               Target (as defined below). Any realized losses on the Mortgage Loans will be covered first by Excess
                               Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the
                               Overcollateralization Target by realized losses.

Overcollateralization
Target:                        Prior to the Stepdown Date, the Initial Overcollateralization Target will be equal to 1.80% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial
                               Overcollateralization Target"). The Initial Overcollateralization Target will be met on the Closing
                               Date.

                               On or after the Stepdown Date, the Overcollateralization Target will be equal to 3.60% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage Loans as of the
                               Cut-off Date; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the
                               Overcollateralization Target on the Distribution Date immediately preceding the Distribution Date on which such Trigger Event is in effect.



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




Excess Cashflow:               "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of Distributions."

Trigger Event:                 A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown Date if either
                               (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:           With respect to the Certificates, a "Delinquency Trigger" will be in effect if the product of (a)
                               2.38 and (b) the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds the current Required
                               Percentage. As used above, the "Required Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to (a) the excess of (i) the aggregate principal balance of the Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the Senior Certificates so long as any Senior Certificates are outstanding, and thereafter the certificate principal balance of the most senior class of
                               Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger:       With respect to the Certificates, a "Cumulative Loss Trigger" will be in effect if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date
                               Principal Balance of the Mortgage Loans, as set forth below:

                               Period (month)        Percentage
                               --------------        ----------
                               37 - 48               3.25% with respect to June 2007, plus an additional
                                                     1/12th of 1.50% for each month thereafter
                               49 - 60               4.75% with respect to June 2008, plus an additional
                                                     1/12th of 1.25% for each month thereafter
                               61 - 72               6.00% with respect to June 2009, plus an additional
                                                     1/12th of 0.50% for each month thereafter
                               73+                   6.50%

Stepdown Date:                 The earlier to occur of:

                               (i)  the Distribution Date on which the aggregate principal balance of the Senior Certificates is reduced to zero; and
                               (ii) the later to occur of:
                                        a.  the Distribution Date in June 2007.
                                        b.  the first Distribution Date on which the aggregate principal balance of the Senior
                                            Certificates is less than or equal to 68.90% of the aggregate principal balance of the
                                            Mortgage Loans for such Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B,
                               Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, and then to the Class A Certificates, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:              Available funds from the Mortgage Loans will be distributed in the following order of priority:

                               1) Interest funds sequentially, as follows: (i) current and unpaid interest, concurrently (a) from interest funds related to the Group 1 Mortgage Loans to the Class 1-A Certificates, (b) from interest funds related to the Group 2 Mortgage Loans to the Class 2-A Certificates, (c) from interest funds related to the Group 3 Mortgage Loans to the Class 3-A Certificates, and (d) from interest funds related to the Group 4 Mortgage Loans concurrently to each class of Class 4-A Certificates, (ii) from any remaining interest funds related to all of the Mortgage Loans, current and unpaid interest to the
                               Class

------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                               A Certificates, (iii) from any remaining interest funds related to all of the Mortgage Loans to each class of Senior Certificates (other than the Class A Certificates), any remaining current and unpaid interest as described in the prospectus supplement, and (iv) from any remaining interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2,
                               Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;
                               2) Principal funds, as follows: (i) principal funds related to all Mortgage Loans, concurrently, (a)
                               to the Class 1-A Certificates, (b) the Class 2-A Certificates, (c) the Class 3-A Certificates, (d)
                               the Class 4-A Certificates (as described below under "Class 4-A Principal Distributions" below), and
                               (e) the Class A Certificates, then (ii) from any remaining principal funds related to all of the
                               Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                               Class M-7 and Class B Certificates, each as described more fully under "Principal Paydown" below;
                               3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates (as applicable)
                               to restore Overcollateralization as described under "Overcollateralization Target" and "Principal
                               Paydown," respectively;
                               4) Any remaining Excess Cashflow to pay (a) any unpaid realized loss amounts to the Class A
                               Certificates and then any remaining Excess Cashflow to pay (b) any unpaid interest and then any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3,
                               Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;
                               5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior Certificates and
                               Subordinate Certificates still remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover;
                               and
                               6) To the Class C Certificates, any remaining amount.

Principal Paydown:             Prior to the Stepdown Date or if a Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from each Loan Group will be paid to the Senior Certificates generally, (x)
                               in the case of the Class 1-A, Class A-R, Class 2-A, Class 3-A and Class 4-A Certificates (and in the
                               case of the Class 4-A as described below) based on the principal funds available for distribution from the related Loan Group (less the proportionate amount of principal funds distributable to the
                               Class A Certificates pursuant to clause (y)), and (y) in the case of the Class A Certificates, a proportionate amount (based on certificate principal balances) of the principal funds available for distribution from all Loan Groups and then if all classes of the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class
                               M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.

                               On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate Certificates will be entitled to receive payments of principal in the following order of priority from principal funds related to all of the Mortgage Loans: (i) first, concurrently and pro rata based on the related principal distribution amount to be paid to such class, to (a) the Class 1-A Certificates, (b) the Class 2-A
                               Certificates, (c) the Class 3-A Certificates, (d) the Class 4-A Certificates (as described below under "Class 4-A Principal Distributions" below), and (e) the Class A Certificates, such that the
                               Senior Certificates in the aggregate will have 31.10% Subordination, (ii) second, to the Class M-1
                               Certificates such that the Class M-1 Certificates will have 25.10% Subordination, (iii) third, to the
                               Class M-2 Certificates such that the Class M-2 Certificates will have 21.10% Subordination, (iv)
                               fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 18.10%
                               Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 14.60% Subordination, (vi) sixth, to the Class M-5 Certificates such that the Class M-5
                               Certificates will have 11.60% Subordination, (vii) seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 9.10% Subordination, (viii) eighth, to the Class M-7
                               Certificates, such that the Class M-7 Certificates will have 6.10% Subordination and (ix) ninth, to the Class B Certificates such that the Class B Certificates will have 3.60% Subordination; provided, however, that the subordination for each class or classes will be subject to the O/C Floor for the related Loan Group or Loan Groups.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




                               As described in the prospectus supplement, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Class 4-A
Principal Distributions:       Principal distributed on the Class 4-A Certificates will be applied in the following order of priority:

                                   1.  to the Class 4-A-1 Certificates, until the certificate principal balance thereof is reduced to zero,

                                   2.  any remainder, pro rata, (1) to the Class 4-A-3 Certificates until the certificate principal balance thereof is reduced to zero, and (2) sequentially, to the Class 4-A-2 and Class 4-A-4
                                       Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                               Provided, however, that if (i) the aggregate certificate principal balance of the Senior Certificates is greater than the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool and
                               (ii) the aggregate certificate principal balance of the Class 4-A Certificates is greater than the principal balance of the Mortgage Loans in Loan Group 4, the distributions on the Class 4-A
                               Certificates will be made pro rata based on the certificate principal balances of the Class 4-A
                               Certificates.


     Discount Margin Tables, Corridor Contracts Schedule, Available Funds Schedules and Collateral Tables to Follow




















------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------





                                          Discount Margin Tables (%) (1)


           Class 4-A-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.11%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   11         11         11         11         11
           ===================================================================================
            WAL (yr)                     11.48       1.18       1.00       0.87       0.74
            MDUR (yr)                    10.67       1.18       1.00       0.88       0.75
            First Prin Pay               Jun04      Jun04      Jun04      Jun04      Jun04
            Last Prin Pay                Feb23      Jul06      Feb06      Nov05      Aug05
           -----------------------------------------------------------------------------------

           Class 4-A-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.11%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   11         11         11         11         11
           ===================================================================================
            WAL (yr)                     11.48       1.18       1.00       0.87       0.74
            MDUR (yr)                    10.67       1.18       1.00       0.88       0.75
            First Prin Pay               Jun04      Jun04      Jun04      Jun04      Jun04
            Last Prin Pay                Feb23      Jul06      Feb06      Nov05      Aug05
           -----------------------------------------------------------------------------------

           Class 4-A-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.24%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   24         24         24         24         24
           ===================================================================================
            WAL (yr)                     23.80       3.80       2.99       2.34       1.96
            MDUR (yr)                    20.47       3.73       2.95       2.32       1.95
            First Prin Pay               Feb23      Jul06      Feb06      Nov05      Aug05
            Last Prin Pay                Oct32      Dec11      Apr10      Feb09      Jan07
           -----------------------------------------------------------------------------------

           Class 4-A-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.24%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   24         24         24         24         24
           ===================================================================================
            WAL (yr)                     23.80       3.80       2.99       2.34       1.96
            MDUR (yr)                    20.47       3.73       2.95       2.32       1.95
            First Prin Pay               Feb23      Jul06      Feb06      Nov05      Aug05
            Last Prin Pay                Oct32      Dec11      Apr10      Feb09      Jan07
           -----------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




           Class 4-A-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   30         30         30         30         30
           ===================================================================================
            WAL (yr)                     24.63       4.53       3.56       2.80       2.17
            MDUR (yr)                    20.90       4.39       3.48       2.76       2.15
            First Prin Pay               Feb23      Jul06      Feb06      Nov05      Aug05
            Last Prin Pay                Jan33      Jun12      Sep10      Jun09      May08
           -----------------------------------------------------------------------------------

           Class 4-A-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   30         33         33         33         32
           ===================================================================================
            WAL (yr)                     24.72       5.02       3.96       3.14       2.37
            MDUR (yr)                    20.96       4.83       3.85       3.08       2.34
            First Prin Pay               Feb23      Jul06      Feb06      Nov05      Aug05
            Last Prin Pay                Apr34      Feb23      Aug19      Jan17      May14
           -----------------------------------------------------------------------------------

           Class 4-A-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.500%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   50         50         50         50         50
           ===================================================================================
            WAL (yr)                     28.64       8.05       6.30       5.06       3.20
            MDUR (yr)                    23.08       7.60       6.04       4.89       3.14
            First Prin Pay               Oct32      Dec11      Apr10      Feb09      Jan07
            Last Prin Pay                Jan33      Jun12      Sep10      Jun09      May08
           -----------------------------------------------------------------------------------

           Class 4-A-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   51         62         63         63         63
           ===================================================================================
            WAL (yr)                     29.19      10.95       8.68       7.05       4.37
            MDUR (yr)                    23.42      10.04       8.11       6.67       4.21
            First Prin Pay               Oct32      Dec11      Apr10      Feb09      Jan07
            Last Prin Pay                Apr34      Feb23      Aug19      Jan17      May14
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



           Class A (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   50         50         50         50         50
           ===================================================================================
            WAL (yr)                     18.69       3.03       2.42       1.95       1.54
            MDUR (yr)                    15.87       2.94       2.37       1.92       1.53
            First Prin Pay               Jun04      Jun04      Jun04      Jun04      Jun04
            Last Prin Pay                Jan33      Jun12      Sep10      Jun09      May08
           -----------------------------------------------------------------------------------

           Class A (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   50         53         54         54         53
           ===================================================================================
            WAL (yr)                     18.75       3.30       2.63       2.13       1.64
            MDUR (yr)                    15.90       3.17       2.56       2.08       1.62
            First Prin Pay               Jun04      Jun04      Jun04      Jun04      Jun04
            Last Prin Pay                Apr34      Feb23      Aug19      Jan17      May14
           -----------------------------------------------------------------------------------

           Class M-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.55%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   55         55         55         55         55
           ===================================================================================
            WAL (yr)                     26.15       5.34       4.53       4.40       3.99
            MDUR (yr)                    21.31       5.12       4.38       4.27       3.89
            First Prin Pay               Mar26      Aug07      Nov07      May08      May08
            Last Prin Pay                Jan33      Jun12      Sep10      Jun09      May08
           -----------------------------------------------------------------------------------

           Class M-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                    055%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   55         57         57         57         62
           ===================================================================================
            WAL (yr)                     26.28       5.92       5.00       4.79       5.30
            MDUR (yr)                    21.39       5.61       4.80       4.62       5.11
            First Prin Pay               Mar26      Aug07      Nov07      May08      Dec08
            Last Prin Pay                Feb34      Dec18      Jan16      Dec13      Nov11
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



           Class M-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   65         65         65         65         65
           ===================================================================================
            WAL (yr)                     26.15       5.33       4.46       4.17       3.99
            MDUR (yr)                    21.04       5.09       4.31       4.04       3.88
            First Prin Pay               Mar26      Jul07      Oct07      Feb08      May08
            Last Prin Pay                Jan33      Jun12      Sep10      Jun09      May08
           -----------------------------------------------------------------------------------

           Class M-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   65         68         68         67         69
           ===================================================================================
            WAL (yr)                     26.28       5.88       4.91       4.54       4.58
            MDUR (yr)                    21.11       5.56       4.70       4.38       4.43
            First Prin Pay               Mar26      Jul07      Oct07      Feb08      Jul08
            Last Prin Pay                Jan34      Mar18      May15      May13      Jun11
           -----------------------------------------------------------------------------------

           Class M-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  125        125        125        125        125
           ===================================================================================
            WAL (yr)                     26.15       5.33       4.43       4.06       3.97
            MDUR (yr)                    19.51       4.99       4.20       3.88       3.81
            First Prin Pay               Mar26      Jul07      Sep07      Dec07      Apr08
            Last Prin Pay                Jan33      Jun12      Sep10      Jun09      May08
           -----------------------------------------------------------------------------------

           Class M-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  125        130        130        130        129
           ===================================================================================
            WAL (yr)                     26.28       5.85       4.85       4.41       4.28
            MDUR (yr)                    19.57       5.40       4.56       4.19       4.08
            First Prin Pay               Mar26      Jul07      Sep07      Dec07      Apr08
            Last Prin Pay                Jan34      Jul17      Nov14      Dec12      Feb11
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



           Class M-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  135        135        135        135        135
           ===================================================================================
            WAL (yr)                     26.15       5.33       4.40       3.97       3.81
            MDUR (yr)                    19.27       4.97       4.17       3.79       3.65
            First Prin Pay               Mar26      Jul07      Aug07      Nov07      Jan08
            Last Prin Pay                Jan33      Jun12      Sep10      Jun09      May08
           -----------------------------------------------------------------------------------

           Class M-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  135        140        140        140        139
           ===================================================================================
            WAL (yr)                     26.27       5.81       4.80       4.30       4.07
            MDUR (yr)                    19.33       5.36       4.50       4.07       3.88
            First Prin Pay               Mar26      Jul07      Aug07      Nov07      Jan08
            Last Prin Pay                Dec33      Dec16      May14      Jul12      Oct10
           -----------------------------------------------------------------------------------

           Class M-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.60%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  160        160        160        160        160
           ===================================================================================
            WAL (yr)                     26.15       5.32       4.38       3.89       3.66
            MDUR (yr)                    18.69       4.92       4.12       3.69       3.49
            First Prin Pay               Mar26      Jun07      Aug07      Sep07      Nov07
            Last Prin Pay                Jan33      Jun12      Sep10      Jun09      May08
           -----------------------------------------------------------------------------------

           Class M-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.60%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  160        165        165        165        164
           ===================================================================================
            WAL (yr)                     26.27       5.74       4.73       4.18       3.89
            MDUR (yr)                    18.74       5.25       4.41       3.94       3.69
            First Prin Pay               Mar26      Jun07      Aug07      Sep07      Nov07
            Last Prin Pay                Nov33      Mar16      Oct13      Jan12      May10
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




          Class M-6 (To Call)
          ------------------------------------------------------------------------------------
               Margin                    2.20%
          ------------------------------------------------------------------------------------
          Percent of Pricing               0%        80%        100%       120%       150%
          Prepayment Speed
          ====================================================================================
            DM @ 100-00                   220        220        220        220        220
          ====================================================================================
           WAL (yr)                      26.15       5.31       4.35       3.84       3.56
           MDUR (yr)                     17.39       4.82       4.03       3.60       3.36
           First Prin Pay                Mar26      Jun07      Jul07      Aug07      Sep07
           Last Prin Pay                 Jan33      Jun12      Sep10      Jun09      May08
          ------------------------------------------------------------------------------------

          Class M-6 (To Maturity)
          ------------------------------------------------------------------------------------
               Margin                    2.20%
          ------------------------------------------------------------------------------------
          Percent of Pricing               0%        80%        100%       120%       150%
          Prepayment Speed
          ====================================================================================
            DM @ 100-00                   220        226        226        226        225
          ====================================================================================
           WAL (yr)                      26.25       5.67       4.64       4.08       3.75
           MDUR (yr)                     17.43       5.09       4.26       3.80       3.52
           First Prin Pay                Mar26      Jun07      Jul07      Aug07      Sep07
           Last Prin Pay                 Oct33      May15      Feb13      Jun11      Dec09
          ------------------------------------------------------------------------------------

           Class M-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   2.60%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  260        260        260        260        260
           ===================================================================================
            WAL (yr)                     26.15       5.31       4.35       3.79       3.47
            MDUR (yr)                    16.60       4.75       3.98       3.52       3.25
            First Prin Pay               Mar26      Jun07      Jul07      Jul07      Aug07
            Last Prin Pay                Jan33      Jun12      Sep10      Jun09      May08
           -----------------------------------------------------------------------------------

           Class M-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   2.60%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  260        264        264        264        264
           ===================================================================================
            WAL (yr)                     26.23       5.54       4.53       3.95       3.60
            MDUR (yr)                    16.62       4.92       4.12       3.64       3.35
            First Prin Pay               Mar26      Jun07      Jul07      Jul07      Aug07
            Last Prin Pay                Aug33      Jul14      May12      Nov10      Jun09
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------




           Class B (To Call)
           -----------------------------------------------------------------------------------
                Margin                   3.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 99.07                   349        467        500        526        546
           ===================================================================================
            WAL (yr)                     26.12       5.24       4.27       3.71       3.37
            MDUR (yr)                    15.36       4.53       3.79       3.35       3.08
            First Prin Pay               Mar26      Jun07      Jun07      Jul07      Jul07
            Last Prin Pay                Jan33      Jun12      Sep10      Jun09      May08
           -----------------------------------------------------------------------------------

           Class B (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   3.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 99.07                   349        467        500        526        546
           ===================================================================================
            WAL (yr)                     26.14       5.27       4.29       3.73       3.39
            MDUR (yr)                    15.37       4.55       3.80       3.37       3.10
            First Prin Pay               Mar26      Jun07      Jun07      Jul07      Jul07
            Last Prin Pay                Apr33      Feb13      Apr11      Nov09      Oct08
           -----------------------------------------------------------------------------------